Exhibit 99.1

Exhibit 99.1

DARRIN L. MURPHEY

Murphey Law Office, PLLC

2100 Northwest Blvd., Suite 230

Coeur d’ Alene, ID 83814

Telephone: (208) 667-7621

Facsimile: (208) 667-7625

ISBA# 6221

DOUGLAS SHUMWAY, ESQ.

Utah Bar No. 11962

MICHAEL C. VAN, ESQ.

Utah Bar No. 4932

Shumway Van Chtd.

29 North 470 West

American Fork, UT 84003

Ph: (801) 216 8885

Attorneys for Plaintiff

IN THE DISTRICT COURT OF THE FIRST JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF SHOSHONE

PRIVATE CAPITAL GROUP, INC., a Utah Corporation; CREATING HEALTHY HOMES, LLC, a Nevada limited liability company; ENTRUST ARIZONA FBO GLEN FORTHUN; R.E.D., INC., an Arizona corporation; DAVOKO, INC., a Utah corporation; ENTRUS ARIZONA FBO CARLA FORTHUN; IRA EXPRESS, INC.; FBO MERLIN A. HANSEN; HHCORNER, LLC, a Wyoming Limited Liability Company; CACHE PRIVATE CAPITAL, LLC, a Utah corporation; WEST COAST LENDING GROUP, a Nevada corporation; MICHAEL BURKE; BETH BURKE; ZANE P. WESTOVER; LISA WESTOVER; DANIEL GERSZEWSKI; DAVID BURKE; JOHN CARDON; DEBBID CARDON; TOM THOMSEN; MARTIN DANIELS; RICK MOON; DANA MOON; LONNIE EMPEY; JUDITH EMPEY; JEFF ARNOLD; COREY ENLOE; BRENDA ENLOE; LINETTE ROLLINS; KENNETH A. MESA; YAEL MESA; SHAYLN SEARLE; RHETT A. SEARLE; LOLA K. SEARLE; JONATHAN

Case No.: CV-2009-5

VERIFIED COMPLAINT FOR FORECLOSURE

Fee Category: A1

Fee:

ASSIGNED TO JUDGE GIBLER

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K. FOWLER; HEATHER D. FOLWER; GERSZEWSKI LIVING TRUST; STEPHEN SCHAUER; PAUL R. MAJOR; and NATALIE A. IDE,

Plaintiffs,

vs.

STERLING MINING COMPANY,

Defendant.

COME NOW the Plaintiffs and for cause of action against the Defendant, complain and allege as follows: PARTIES

1. Plaintiff PRIVATE CAPITAL GROUP, INC., a Utah corporation, is the duly appointed and authorized representative and agent for Plaintiffs for all purposes related to this lawsuit.

2. Plaintiff CREATING HEALTHY HOMES, LLC, a Nevada limited liability company is and at all times relevant herein was a limited liability company organized and existing under the laws of the State of Nevada.

3. Plaintiff ENTRUST ARIZONA FBO GLEN FORTHUN is an IRA organized and existing under the laws of the State of Arizona.

4. Plaintiff R.E.D., INC., a Utah corporation, is and at all times relevant herein was a corporation organized and existing under the laws of the State of Utah.

5. Plaintiff DAVOKO, INC., a Utah corporation, is and at all times relevant herein was a corporation organized and existing under the laws of the State of Utah.

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6. Plaintiff ENTRUST ARIZONA FBO CARLA FORTHUN is an IRA organized and existing under the laws of the State of Arizona.

7. Plaintiff IRA EXPRESS, INC., FBO MERLIN A. HANSEN is an IRA organized and existing under the laws of the State of Utah.

8. Plaintiff HHCORNER, LLC, a Wyoming limited liability company is and at all times relevant herein was a limited liability company organized and existing under the laws of the State of Wyoming.

9. Plaintiff CACHE PRIVATE CAPITAL, LLC, a UTAH & limited liability company is and at all times relevant herein was a limited liability company organized and existing under the laws of the State of Utah.

10. Plaintiff WEST COAST LENDING GROUP., a Nevada corporation, is and at all times relevant herein was a corporation organized and existing under the laws of the State of Nevada.

11. Plaintiff MICHAEL BRUKE is and at all times relevant herein was a resident of the State of Utah.

12. Plaintiff BETH BURKE is and at all times relevant herein was a resident of the State of Utah.

13. Plaintiff ZANE P. WESTOVER is and at all times relevant herein was a resident of the State of Utah.

14. Plaintiff LISA WESTOVER is and at all times relevant herein was a resident of the State of Utah.

15. Plaintiff DANIEL GERSZEWSKI is and at all times relevant herein was a resident of the State of Utah.

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16. Plaintiff DAVID BURKE is and at all times relevant herein was a resident of the State of Utah.

17. Plaintiff JOHN CARDON is and at all times relevant herein was a resident of the State of Utah.

18. Plaintiff DEBBIE CARDON is and at all times relevant herein was a resident of the State of Utah.

19. Plaintiff TOM THOMSEN is and at all times relevant herein was a resident of the State of Utah.

20. Plaintiff MARTIN DANIELS is and at all times relevant herein was a resident of the State of Utah.

21. Plaintiff RICK MOON is and at all times relevant herein was a resident of the State of Washington.

22. Plaintiff DANA MOON is and at all times relevant herein was a resident of the State of Washington.

23. Plaintiff LONNIE EMPEY is and at all times relevant herein was a resident of the State of Nevada.

24. Plaintiff JUDITH EMPEY is and at all times relevant herein was a resident of the State of Nevada.

25. Plaintiff JEFF ARNOLD is and at all times relevant herein was a resident of the State of Idaho.

26. Plaintiff COREY ENLOE is and at all times relevant herein was a resident of the State of Utah.

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27. Plaintiff BRENDA ENLOE is and at all times relevant herein was a resident of the State of Utah.

28. Plaintiff LINETTE ROLLINS is and at all times relevant herein was a resident of the State of Utah.

29. Plaintiff KENNETH A. MESA is and at all times relevant herein was a resident of the State of Arizona.

30. Plaintiff YAEL MESA is and at all times relevant herein was a resident of the State of Arizona.

31. Plaintiff SHAYLN SEARLE is and at all times relevant herein was a resident of the State of Utah.

32. Plaintiff RHETT A. SEARLE is and at all times relevant herein was a resident of the State of Utah.

33. Plaintiff LOLA K. SEARLE is and at all times relevant herein was a resident of the State of Utah.

34. Plaintiff JONATHAN K. FOWLER is and at all times relevant herein was a resident of the State of Hawaii.

35. Plaintiff HEATHER D. FOWLER is and at all times relevant herein was a resident of the State of Hawaii.

36. Plaintiff GERSZEWSKI LIVING TRUST is and at all times relevant herein was a resident of the State of Utah.

37. Plaintiff STEPHEN SCHAUER is and at all times relevant herein was a resident of the State of Nevada.

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38. Plaintiff PAUL R. MAJOR is and at all times relevant herein was a resident of the State of California.

39. Plaintiff NATALIE A. IDE is and at all times relevant herein was a resident of the State of California.

40. Defendant STERLING MINING COMPANY, an Idaho company, is and at all times relevant herein was a corporation organized and existing under the laws of the State of Idaho.

40. Jurisdiction in Idaho is appropriate because the real property is controversy is located in Idaho, and the assignment in controversy exists in Idaho.

GENERAL FACTS

42. On or about June 17, 2008, Plaintiffs loaned money to Defendant in conjunction with the purchase and acquisition of the subject real property. Plaintiffs’ loan to Defendant is evidenced by Secured Promissory Note, a true and correct copy of which is attached hereto, marked as Exhibit “A” and is made a part hereof by this reference, and Promissory Note Extension Agreement (hereafter “Extension”), a true and correct copy of which is attached hereto, marked as Exhibit “B” and is made a part hereof by this reference.

43. Defendant has defaulted on its loan obligation owed to Plaintiffs and has breached the terms of this agreement including the subject Secured Promissory Note and Extension. Defendant’s breach and default includes, but is not limited to, the failure to make timely payment of principal and interest due and owing to Plaintiffs in accordance with the Secured Promissory Note and Extension and the agreement of the parties and to pay such loan as the same become due.

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44. In conjunction with the subject loan and in consideration therefore, Defendant signed and entered into that certain All Assets Security Agreement and each of them and that a copy of the All Assets Security Agreement is attached hereto, marked as Exhibit “C” and is made a part hereof by this reference.

45. The loan owed by Defendant to Plaintiffs is now fully due and payable, including any and all accrued and accruing interest thereon in accordance with the terms thereof.

46. The amounts currently due and owing pursuant to the subject Promissory Note is specifically set forth as follows:

PRINCIPAL BALANCE

$1,401,030.14

INTEREST ACCRUED TO 12/01/08

$78,468.26

Total Principal Due Accrued Interest to 10/31/08 Late Charges to 10/31/08

$1,401,030.14

$78,468.26

$60,061.81

Adjustments: Interest Reserve

-$20,053.68

Total Due as of December 31, 2008

$1,519,506.53

Current Per Diem Interest

$1,381.84

47. Pursuant to the All Asset Security Agreement, paragraph B(5)(m), and as a result of Defendant’s default and breach of the Secured Promissory Note and Extension, Plaintiff is entitled to an assignment of .the Sunshine Precious Metals Lease, dated June 6, 2003, and Defendant shall execute a Borrower’s Assignment of Lease to Lender, which shall be recorded in the official records of Shoshone County, Idaho. 48. Interest and late charges continue to accrue on the loan obligation owed to Plaintiffs by Defendant in accordance with the terms of the subject Promissory Note and All Assets Security Agreement.

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49. The Plaintiffs have made prior written demand upon the Defendant for the payment of the subject loan and indebtedness and Defendant has failed and refused to pay such loan and indebtedness and therefore this cause of action has become necessary.

50. The Plaintiffs have had to hire and retain attorneys to prosecute and bring this action and to represent their interest with respect hereto. The Plaintiffs have become obligated to pay attorney’s fees for such services.

51. The Plaintiffs have become entitled to recover their reasonable attorney’s fees incurred and to be incurred herein from the Defendant pursuant to the written agreements between the parties including the Secured Promissory Note, All Assets Security Agreement, and the Real Estate Mortgage. Furthermore, the Plaintiffs are entitled to recover their reasonable attorney’s fees and costs incurred and to be incurred herein in accordance with applicable Idaho law including Idaho Code § 12-120(3) and § 12-121.

FIRST CAUSE OF ACTION

52. Plaintiffs re-state and re-allege all above paragraphs as though fully set forth herein.

53. Plaintiffs and Defendant entered into a valid contract.

54. Defendant breached the contract by its failure to repay Plaintiff under the terms of the contract.

55. Plaintiffs have suffered damages in excess of one million dollars as a direct and proximate result of Defendant’s breach.

56. Due to Defendant’s actions, Plaintiffs have been forced to retain an attorney and have incurred attorney’s fees and costs.

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SECOND CAUSE OF ACTION

57. Plaintiffs re-state and re-allege all above paragraphs as though fully set forth herein.

58. As security for the repayment of Defendant’s loan with Plaintiffs, together with interest, late fees, costs, attorney’s fees and advances, pursuant to the contract entered into between the parties, Defendant executed and delivered to the Plaintiffs a Real Estate Mortgage against real property described therein, including all buildings, fixtures, and improvements thereon and together with the tenements, hereditaments, and appurtenances thereto belonging on in any way appertaining; which mortgaged real property is situated in Shoshone County, Idaho.

59. The Plaintiffs’ Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing (hereafter the “Real Estate Mortgage”) is duly perfected and recorded in accordance with applicable law and constitutes a valid lien and encumbrance against the real property described therein. A true and correct copy of the Plaintiff’s Real Estate Mortgage is attached hereto, marked as Exhibit “D” and is made a part hereof by this reference.

60. The Plaintiffs are the owners and holders of the subject Secured Promissory Note and Extension, All Asset Security Agreement, and Real Estate Mortgage.

61. The Plaintiffs’ interest in the real property collateral described in the attached

Real Estate Mortgage is superior in time and right to any other claim, right, or interest owned or held by the Defendant or any party claiming any right, title, or interest therein and that the Plaintiffs are entitled to foreclose their Real Estate Mortgage in accordance with its terms and applicable Idaho law.

62. The Plaintiffs have and will continue to incur costs for the examination and the search of the title to their real property collateral and should recover such costs in this action;

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together with any other costs or reasonable expense incurred or to be incurred for the protection of their real estate collateral and/or the value thereof.

63. The Defendant has failed to timely pay taxes on the subject property collateral and premises, which failure constitutes a default and breach of the subject mortgage and that should Plaintiffs be required to expend additional sums or amounts for taxes, insurance, assessments, or to protect their mortgage lien and security interest, then Plaintiffs should recover judgment therefore together with interest thereon as provided in and pursuant to the Plaintiff’s Real Estate Mortgage.

64. The present fair market value of the mortgaged real property and premises therein described is uncertain and unknown to the Plaintiffs. The value of the real property collateral may be less than the indebtedness owed to the Plaintiffs by Defendant after satisfaction of prior liens, real property taxes, and other costs and expenses associated herewith; and that the Plaintiffs therefore are entitled to a deficiency judgment as against the Defendant.

65. The Plaintiffs have no plain, speedy, or adequate remedy at law, and no other proceeding at law or in equity has been commenced or is pending to collect the subject Promissory Note or any portion thereof, or to foreclose said Real Estate Mortgage; and that Plaintiffs have fully complied with all conditions precedent to this cause of action and are entitled to a Decree of Foreclosure as to all property constituting collateral and security for the payment of the subject loan and related indebtedness.

THIRD CAUSE OF ACTION

66. Plaintiffs re-state and re-allege all above paragraphs as though fully set forth herein.

67. Plaintiffs are informed and believe that the foreclosure action will fail to fully

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recover for the debt secured by the real estate mortgage.

68. Should the foreclosure action fail to fully recover for the debt secured by the real estate mortgage, Plaintiffs are entitled to a deficiency judgment entitling Plaintiffs to the difference between the mortgage indebtedness, as determined by the decree, plus costs of foreclosure and sale, and the reasonable value of the mortgaged property, to be determined by the Court in the decree upon the taking of evidence of such value.

69. Due to Defendant’s actions, Plaintiffs have been forced to retain an attorney and have incurred attorney fees and costs.

FOURTH CAUSE OF ACTION

70. Plaintiffs re-state and re-allege all above paragraphs as though fully set forth herein.

71. Plaintiffs hereby request this Court to grant it specific performance to enforce the terms of the agreement entered into by the parties.

72. Specifically, Plaintiffs seek enforcement of the assignment of the Sunshine Precious Metals Lease, dated June 6, 2003. Defendant contracted to assign the Sunshine Precious Metals Lease to Plaintiffs, and further agreed that Defendant shall execute a Borrower’ Assignment of Lease to Lender. which shall be recorded in the official records of Shoshone County, Idaho.

73. Despite demand for the same, Defendant has refused to honor the terms of the agreement.

74. Plaintiffs request a decree of specific performance to enforce the terms of the Agreement and receive the assignment of the Sunshine Precious Metals Lease, as the specific

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performance would be both equitable to the parties, and good conscious demands in this particular case.

WHEREFORE, the Plaintiffs pray the Judgment, Order, and Decree of this Court as follows:

1. That the Court enter an order restraining and enjoining Defendant from destroying, concealing, damaging, selling, conveying, or encumbering the real property collateral described herein;

2. That the Plaintiffs be awarded a Judgment against Defendant for the principal sum due under the Promissory Note in the amount of $1,401,030.14, together with interest and late charges thereon as provided in the Secured Promissory Note and as set forth herein;

3. That pursuant to paragraph B(5)(m) of the All Assets Security Agreement, the Defendant be ordered to assign the Sunshine Precious Metals Lease, dated June 6, 2003, to the Plaintiffs, and Defendant shall execute a Borrower’s Assignment of Lease to Lender, to be recorded in the official records of Shoshone County, Idaho;

4. That the Plaintiffs be awarded their court costs incurred, costs and expenses for the title examination and insurance, reasonable attorney’s fees, and such other advances and expenditures as Plaintiffs may reasonably make to protect their security interest and the value thereof including, but not limited to, the payment of any property and casualty insurance and real property taxes;

5. That Plaintiffs’ Real Estate Mortgage be adjudged a first and prior lien upon the mortgaged real property described herein, superior to any other right, title, claim, or interest of the above named Defendant or any party claiming any right, title, or interest;

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6. That Plaintiffs’ mortgage be foreclosed and the subject real property collateral, together with the improvements, privileges, appurtenances, and fixtures located therein or associated therewith, be sold in accordance with and in the manner provided by law; that Plaintiffs be permitted to be purchaser at sale; that the net proceeds of said sale be applied first toward the payment of all costs of sale and the balance toward payment and satisfaction of the Plaintiffs’ judgment against the Defendant; and that the Plaintiffs have and retain a deficiency judgment against Defendant individually, jointly and severally, should the value of the Plaintiffs’ collateral be determined by the Court to be less than the amount of the Plaintiff’s judgment, plus all applicable costs, expenses, and advances;

7. That the Court enter a Decree of Foreclosure in accordance with law and providing that after sale of the subject property, all right, title, claim, lien, or interest of the above named Defendant, and every person claiming by, through or under said Defendant, in or to said real property, including the right of possession thereof; be forever barred and foreclosed and that the purchaser at said sale be entitled to immediate possession of the premises as allowed by law subject only to such statutory right of redemption as the Defendant may have pursuant to applicable law;

8. That in the event the Plaintiffs are the purchasers at said sale and possession of said premises is not surrendered to said Plaintiffs, a Writ of Assistance be issued directing the sheriff of the County to deliver possession of said premises and property to the Plaintiffs herein;

9. That the Plaintiffs be awarded their reasonable attorney’s fees and costs incurred and to be incurred herein, and that in the event of default, Plaintiffs be awarded $10,000.00 as reasonable attorney’s fees; and

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10. That the Plaintiffs be awarded such other and further relief as may be just and equitable in the premises.

DATED this 7th day of January, 2009

By

Darrin L. Murphey

Attorney for Plaintiffs

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VERIFICATION

STATE OF UTAH )

)ss

County of UTAH )

JARED LUCERO, being first duly sworn, deposes and says:

That he is the Authorized Representative of PRIVATE CAPITAL GROUP, INC., the agent for Plaintiffs in the above entitled action; that he has read the above and foregoing Complaint and knows the contents thereof, and that he believes the facts therein stated to be true.

PRIVATE CAPITAL GROUP, INC.

a Utah Corporation

By: JARED LUCERO

Its: Authorized Representative

SUBSCRIBED AND SWORN to before me this 6 day of January, 2009

Notary Public of Utah

Residing at:

My Commission Expires:

SEAL

LANA DAVIS

NOTARY PUBLIC STATE OF UTAH

COMMISSION # 572458

COMM. EXP. 1-10-2012

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